EXHIBIT 13.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of China Pharmaceuticals International Corporation (the "Company") on Form 20-F for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, FAN Di, Chief Executive Officer and Acting Chief Financial officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The  information  contained  in  the  Report  fairly  presents,  in   all
       material respects, the financial condition and results of operations of the Company.



/s/ FAN DI
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FAN Di
Chief Executive Officer
Acting Chief Financial Officer